Exhibit 10.11

MOBILE IRON, INC.

AMENDMENT TO OFFER LETTER

This Amendment to Offer Letter (the “Amendment”) is made as of March [12], 2008, by and among Mobile Iron, Inc., a Delaware corporation (the “Company”) and Robert Tinker (the “Officer”), dated as of December 20, 2007 (the “Offer Letter”). Unless otherwise defined herein, the capitalized terms herein shall have the same meanings given them in the Offer Letter.

RECITALS

A. The Company and the Officer are parties to the Offer Letter, which sets forth, among other things, the vesting provisions for the shares of Company Common Stock which the Officer was to receive.

B. The Company is currently negotiating the sale of its Series A Preferred Stock to certain investors and in order to induce such investors to purchase the Series A Preferred Stock, the Company and the Officer wish to amend the Offer Letter to alter certain of the vesting provisions as set forth below.

AGREEMENT

In consideration of the mutual promises, covenants and conditions hereinafter set forth, and other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 6(ii) of the Offer Letter is hereby amended to read in its entirety:

“(ii) Notwithstanding the provisions of the immediately preceding paragraph and paragraph 2 above, in the event of a Change of Control, (a) the Milestone Right shall be immediately granted, and (b) if, within eighteen (18) months following such a Change of Control (1) there is a Constructive Termination (as defined below) or (2) your employment is terminated other than for Cause (as defined below), you will also be entitled the vesting of fifty percent (50%) of your then unvested Shares to be accelerated as of the date of termination or Constructive Termination.”

2. Except as specifically amended herein, the Offer Letter shall remain in full force and effect.

3. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

The parties hereto have executed this Amendment as of the day and year above first written.

COMPANY:

MOBILE IRON, INC.

By:	/s/ Tae Hea Nahm

Name:	Tae Hea Nahm
(print)
Title:	Board Member

Address:

OFFICER:

ROBERT TINKER

/s/ Robert Tinker
(Signature)

Address:

SIGNATURE PAGE TO AMENDMENT TO

OFFER LETTER